Exhibit 99.2

CUSTODIAN AGREEMENT

BETWEEN

ALLY BANK,

CUSTODIAN

AND

ALLY AUTO ASSETS LLC,

DEPOSITOR

DATED AS OF MAY 18, 2022

This CUSTODIAN AGREEMENT, dated as of May 18, 2022, is made between ALLY BANK, a Utah chartered bank, as custodian (“Ally Bank” or the “Custodian”), and ALLY AUTO ASSETS LLC, a Delaware limited liability company, as depositor (the “Depositor”).

WHEREAS, simultaneously herewith Ally Bank, as seller (the “Seller”), and the Depositor are entering into a Pooling Agreement, dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the “Pooling Agreement”), pursuant to which the Seller shall sell, transfer and assign, as of the Closing Date, to the Depositor without recourse all of its right, title and interest in and to the Receivables;

WHEREAS, in connection with such sale, transfer and assignment, the Servicing Agreement provides that the Depositor shall simultaneously enter into a custodian agreement pursuant to which the Depositor shall revocably appoint the Custodian as custodian of the Receivable Files pertaining to the Receivables;

WHEREAS, the Pooling Agreement contemplates that the Depositor may enter into the Further Transfer Agreements with the Issuing Entity, pursuant to which the Depositor shall sell, transfer and assign, as of the Closing Date, with respect to the Receivables, to the Issuing Entity without recourse all of the Depositor’s right, title and interest in and to the Receivables and under the aforementioned custodian agreement;

WHEREAS, in connection with any such sale, transfer and assignment, the Depositor desires for the Custodian to act as custodian of the Receivables for the benefit of the Issuing Entity; and

WHEREAS, after the execution of the Indenture, the Custodian will act on behalf of the Indenture Trustee in connection with its duties as custodian of the Receivables.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in Part I of Appendix A to the Servicing Agreement among the Issuing Entity, the Servicer and the Depositor, dated as of the date hereof (as it may be amended, modified or supplemented from time to time, the “Servicing Agreement”) or in the text of the Servicing Agreement. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Custodian Agreement. All references herein to Sections and subsections are to Sections and subsections of this Custodian Agreement unless otherwise specified.

2. Appointment of Custodian; Acknowledgment of Receipt. Subject to the terms and conditions hereof, the Depositor hereby appoints the Custodian, and the Custodian hereby accepts such appointment, to act as agent of the Depositor as Custodian to maintain custody of the Receivable Files pertaining to the Receivables. The Custodian hereby acknowledges that the Depositor may sell, transfer and assign all of its right, title and interest under this Custodian Agreement to the Issuing Entity pursuant to the Further Transfer Agreements. The Custodian hereby agrees, in connection with any such sale, transfer and assignment, to act as Custodian for the benefit of the Issuing Entity with respect to those Receivables of which from time to time the Issuing Entity is the Owner. The Custodian acknowledges that the Issuing Entity has pledged the Receivables to the Indenture Trustee under the Indenture and agrees to hold the Receivables on behalf of the Issuing Entity and the Indenture Trustee for the benefit of the Secured Parties. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that degree of skill and attention that the Custodian exercises with respect to files relating to comparable motor vehicle related property that the Custodian services and holds for itself or others. The Custodian hereby acknowledges receipt of the Receivable File for each Receivable listed on the Schedule of Receivables.

3. Maintenance at Office. The Custodian agrees to maintain each Receivable File at one of its branch offices as identified in the list of branch offices attached hereto as Exhibit A or with third party vendors as shall be deemed appropriate by the Custodian.

4. Duties of Custodian.

(a) Safekeeping. The Custodian shall hold each Receivable File described herein on behalf of the Owner of the related Receivable for the use and benefit of the Owner and, if applicable, Interested Parties and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File described herein as shall enable the Asset Representations Reviewer, the Depositor and the Issuing Entity to comply with their respective obligations under the Asset Representations Review Agreement, the Pooling Agreement, the Trust Sale Agreement and the other Basic Documents. Each Receivable shall be identified as such on the books and records of the Custodian to the extent the Custodian reasonably determines to be necessary to comply with the terms and conditions of the Servicing Agreement and, if applicable, the other Basic Documents. The Custodian shall conduct, or cause to be conducted, periodic physical inspections (or, with respect to Receivables that are “electronic chattel paper,” review authoritative copies) of the Receivable Files held by it under this Custodian Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Asset Representations Reviewer, the Issuing Entity, the Servicer and the Custodian to verify the accuracy of the Custodian’s inventory and record keeping. The Custodian shall promptly report to the Owner of a Receivable any failure on its part to hold the related Receivable File as described herein and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

(b) Access to Records. Subject only to the Custodian’s security requirements applicable to its own employees having access to similar records held by the Custodian, the Custodian shall permit the Asset Representations Reviewer (if an Asset Representations Review Notice has been delivered), the Owner of a Receivable or its duly authorized representatives, attorneys or auditors to inspect the related Receivable File described herein and the related accounts, records and computer systems maintained by the Custodian pursuant hereto at such times as the Owner or, if an Asset Representations Review Notice has been delivered, the Asset Representations Reviewer may reasonably request.

Custodian Agreement (AART 2022-1)

(c) Release of Documents. The Custodian shall release any Receivable (and its related Receivable File) to the Asset Representations Reviewer, the Depositor, the Servicer or the Issuing Entity, as appropriate, under the circumstances provided in the Pooling Agreement, the Asset Representations Review Agreement, the Trust Sale Agreement, the Servicing Agreement and the other Basic Documents.

(d) Administration; Reports. In general, the Custodian shall attend to all non-discretionary details in connection with maintaining custody of the Receivable Files as described herein. In addition, the Custodian shall assist the Issuing Entity and the Servicer generally in the preparation of routine reports to the Securityholders, if any, or to regulatory bodies, to the extent necessitated by the Custodian’s custody of the Receivable Files described herein.

(e) Servicing. The Custodian is familiar with the duties of the Servicer, the servicing procedures and the allocation and distribution provisions (including those related to principal collections, losses and recoveries on Receivables) set forth in the Servicing Agreement and the Indenture and hereby agrees to maintain the Receivables Files in a manner consistent therewith. The Custodian further agrees to cooperate with the Servicer in the Servicer’s performance of its duties under the Servicing Agreement.

(f) Regulation AB Compliance. If at any time the Custodian is not also serving as Servicer under the Servicing Agreement, the Custodian shall:

(i) deliver to the Servicer on or before March 10 of each year, beginning March 10, 2023 (or, if such date is not a Business Day, the next succeeding Business Day), a report, dated as of December 31 of the preceding calendar year, of its assessment of compliance with the Servicing Criteria applicable to it with respect to such calendar year (or, in the case of the first year, since no later than the Closing Date), including disclosure of any material instance of non-compliance identified by the Custodian, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act;

(ii) cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver to the Servicer on or before March 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning March 15, 2023, an attestation report that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act, as applicable, of the assessment of compliance with Servicing Criteria with respect to the prior calendar year (or, in the case of the first year, since no later than the Closing Date); and

(iii) the reports under this Section 4(f) shall be delivered on or before April 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each calendar year if the Issuing Entity is not required to file periodic reports under the Exchange Act or any other law, beginning April 15, 2024.

5. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions from the Issuing Entity with respect to the Receivable Files described herein upon its receipt of written instructions signed by an Authorized Officer. A certified copy of a by-law or of a resolution of the appropriate governing body of the Issuing Entity (or, as appropriate, a trustee or other Authorized Officer on behalf of the Issuing Entity) may be received and accepted by the Custodian as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary. Such instructions may be general or specific in terms.

Custodian Agreement (AART 2022-1)

6. Indemnification by the Custodian. The Custodian agrees to indemnify the Depositor, the Issuing Entity and each trustee for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against the Depositor, the Issuing Entity or any such trustee as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivable Files described herein; provided, however, that the Custodian shall not be liable to the Depositor, the Issuing Entity or any such trustee, respectively, for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Depositor, the Issuing Entity or any such trustee, respectively.

7. Advice of Counsel. The Custodian, the Depositor and, upon execution of the Basic Documents, the Issuing Entity further agree that the Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

8. Limitation on Liability of the Custodian and Others.

(a) Neither the Custodian nor any of the directors or officers or employees or agents of the Custodian shall be under any liability to the Asset Representations Reviewer, the Issuing Entity, the Noteholders or the Certificateholders, except as specifically provided in this Custodian Agreement, for any action taken or for refraining from the taking of any action pursuant to this Custodian Agreement or for errors in judgment; provided, however, that this provision shall not protect the Custodian or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of a reckless disregard of its obligations and duties herein.

(b) Except as provided in this Custodian Agreement, the Custodian shall not be under any obligation to appear in, prosecute or defend any proceeding that is not incidental to its duties to act as custodian for the Receivables and the other Purchased Property in accordance with this Custodian Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Custodian may undertake any reasonable action that it may deem necessary or desirable in respect of this Custodian Agreement and the rights and duties of the parties to this Custodian Agreement and the interests of the Noteholders and Certificateholders in the Basic Documents. In such event, the legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Custodian shall be entitled to be reimbursed therefor.

9. Effective Period, Termination and Amendment; Interpretive and Additional Provisions. This Custodian Agreement shall become effective as of the date hereof, shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Custodian Agreement may be terminated by either party by written notice to the other party, such termination to take effect

Custodian Agreement (AART 2022-1)

no sooner than sixty (60) days after the date of such notice. Notwithstanding the foregoing, if Ally Bank resigns as Servicer under the Basic Documents or if all of the rights and obligations of the Servicer have been terminated under the Servicing Agreement, this Custodian Agreement may be terminated by the Issuing Entity or by any Persons to whom the Issuing Entity has assigned its rights hereunder. As soon as practicable after the termination of this Custodian Agreement, the Custodian shall deliver the Receivable Files described herein to the Issuing Entity or the Issuing Entity’s agent at such place or places as the Issuing Entity may reasonably designate.

10. Governing Law. THIS CUSTODIAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS CUSTODIAN AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

11. Notices. All demands, notices and communications upon or to the Custodian or the Depositor under this Custodian Agreement shall be delivered as specified in Appendix B of the Servicing Agreement.

12. Binding Effect. This Custodian Agreement shall be binding upon and shall inure to the benefit of the Depositor, the Issuing Entity, the Custodian and their respective successors and assigns, including the Issuing Entity.

13. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Custodian Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Custodian Agreement and shall in no way affect the validity or enforceability of the other provisions of this Custodian Agreement.

14. Assignment. Notwithstanding anything to the contrary contained in this Custodian Agreement other than Section 19 of this Custodian Agreement, this Custodian Agreement may not be assigned by the Custodian without the prior written consent of the Depositor or any Persons to whom the Depositor has assigned its rights hereunder, as applicable.

15. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

16. Counterparts. This Custodian Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument. Each party agrees that this Custodian Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Custodian Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

Custodian Agreement (AART 2022-1)

17. No Third-Party Beneficiaries. This Custodian Agreement shall inure to the benefit of and be binding upon the parties hereto, the Owners and, to the extent expressly provided herein, the Interested Parties, and their respective successors and permitted assigns. Except as otherwise expressly provided in this Custodian Agreement, no other Person shall have any right or obligation hereunder.

18. Merger and Integration. Except as specifically stated otherwise herein, this Custodian Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Custodian Agreement. This Custodian Agreement may not be modified, amended, waived or supplemented except as provided herein.

19. Merger, Consolidation or Assumption of the Obligations of the Custodian. Any corporation, limited liability company or other entity (i) into which the Custodian may be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Custodian shall be a party, (iii) succeeding to the business of the Custodian or (iv) 25% or more of the voting stock (or if not a corporation, other voting interests) of which is owned, directly or indirectly, by General Motors or Ally Financial, which corporation, limited liability company or other entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Custodian under this Custodian Agreement and the other Basic Documents, shall be the successor to the Custodian under this Custodian Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Custodian Agreement, anything in this Custodian Agreement to the contrary notwithstanding. The Custodian shall provide notice of any merger, consolidation or succession pursuant to this Section 19 to the Rating Agencies.

20. Compliance with the FDIC Rule. The Custodian agrees to (i) perform the covenants set forth in Article XII of the Indenture applicable to it and (ii) facilitate compliance with Article XII of the Indenture by the Ally Parties.

*    *    *    *    *

Custodian Agreement (AART 2022-1)

IN WITNESS WHEREOF, each of the parties hereto has caused this Custodian Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

ALLY BANK, as Custodian

By:	/s/ E. Kahan
Name:	E. Kahan
Title:	Assistant Treasurer

ALLY AUTO ASSETS LLC, as Depositor

By:	/s/ C. T. Salter
Name:	C. T. Salter
Title:	Vice President

Custodian Agreement (AART 2022-1)

EXHIBIT A

LIST OF BRANCH OFFICES

[ATTACHED]

Exhibit A-1

LOS Company 101 US

Region	Funding Center	Credit Center	Branch Number	Name	Address Line 1	Address Line 2	Address Line 3	Country	Zip Code
			101	ALLY LOS V5.0	200 Renaissance Dr			USA	48265
NE Region			915	Northeast RBC	2000 Westinghouse Drive	Suite 300		USA	16066
	NE Funding Center		708	Northeast Funding Center	2000 Westinghouse Drive	Suite 300		USA	16066
		Credit Center	004	Pittsburgh SPB	2000 Westinghouse Drive	Suite 300		USA	16066
		Credit Center	010	Cleveland SPB	2000 Westinghouse Drive	Suite 300		USA	16066
		Credit Center	020	Philadelphia SPB	2000 Westinghouse Drive	Suite 300		USA	16066
		Credit Center	103	Hartford SPB	2000 Westinghouse Drive	Suite 300		USA	16066
		Credit Center	864	NE LOS RBC SPB	2000 Westinghouse Drive	Suite 300		USA	16066
SE Region			902	Southeast RBC	1735 N Brown Road	Suite 500		USA	30043
	SE Funding Center		709	Southeast Funding Center	1735 N Brown Road	Suite 500		USA	30043
		Credit Center	023	Charlotte SPB	1735 N Brown Road	Suite 500		USA	30043
		Credit Center	029	Jacksonville SPB	1735 N Brown Road	Suite 500		USA	30043
		Credit Center	340	Atlanta SPB	1735 N Brown Road	Suite 500		USA	30043
		Credit Center	599	San Juan, PR	1735 N Brown Road	Suite 500		USA	30043
		Credit Center	865	SE LOS RBC SPB	1735 N Brown Road	Suite 500		USA	30043
C Region			906	Central RBC	3333 Finley Road, 6th Floor			USA	60515
	C Funding Center		707	Central Funding Center	3333 Finley Road, 6th Floor			USA	60515
		Credit Center	007	Minneapolis SPB	3333 Finley Road, 6th Floor			USA	60515
		Credit Center	008	St Louis SPB	3333 Finley Road, 6th Floor			USA	60515
		Credit Center	045	Michigan SPB	3333 Finley Road, 6th Floor			USA	60515
		Credit Center	154	Chicago SPB	3333 Finley Road, 6th Floor			USA	60515
		Credit Center	863	C LOS RBC SPB	3333 Finley Road, 6th Floor			USA	60515
W Region			911	West RBC	5851 Legacy Circle	Suite 200		USA	75024
	W Funding Center		706	West Funding Center	5851 Legacy Circle	Suite 200		USA	75024
		Credit Center	005	Dallas SPB	2911 Lake Vista Drive			USA	75067-3801
		Credit Center	021	Denver SPB	2911 Lake Vista Drive			USA	75067-3801
		Credit Center	084	Houston SPB	2911 Lake Vista Drive			USA	75067-3801
		Credit Center	862	W LOS RBC SPB	2911 Lake Vista Drive			USA	75067-3801
	CSG Funding Center		715	CSG Funding Center	5851 Legacy Circle	Suite 200		USA	75024
		Credit Center	888	CSG Single SPB	2911 Lake Vista Drive			USA	75067
		Credit Center	899	CSG MD - HD SPB	7159 Corklan Drive	Suite 200		USA	32258
PWC Region			932	Pacific West Coast RBC	535 Anton Blvd	Suite 300		USA	92626
	PWC Funding Center		774	Pacific West Coast Funding Center	535 Anton Blvd	Suite 300		USA	92626
		Credit Center	061	Phoenix SPB	2911 Lake Vista Drive			USA	75067
		Credit Center	085	Sacramento SPB	2911 Lake Vista Drive			USA	75067-3801
		Credit Center	861	PW LOS RBC SPB	2911 Lake Vista Drive			USA	75067-3801
Bank Region			917	Ally Automotive Bank RO	6985 Union Park Center			USA	84047
		Credit Center	611	Ally Bank	6985 Union Park Center			USA	84047
		Credit Center	628	NE Ally Bank	6985 Union Park Center			USA	84047
		Credit Center	673	SE & C Ally Bank	6985 Union Park Center			USA	84047
N/P Region			940	Ally Non Prime Region	7159 Corklan Drive	Suite 200		USA	32258
	N/P Funding Center		704	Non Prime Funding Center	7159 Corklan Drive	Suite 200		USA	32258
DIG/HLB Region			956	DIG/HLB Region	2911 Lake Vista Drive			USA	75067-3801
	DIG/HLB Funding Center		786	DIG/HLB/CarMax Funding Center	2911 Lake Vista Drive			USA	75067-3801
		Credit Center	886	DIG SPB	2911 Lake Vista Drive			USA	75067-3801
		Credit Center	811	HLB SPB	2911 Lake Vista Drive			USA	75067-3801
CARMAX Region			922	CARMAX Region	2911 Lake Vista Drive			USA	75067-3801
	CARMAX Funding Center		716	CARMAX Funding Center	2911 Lake Vista Drive			USA	75067-3801
		Credit Center	896	CARMAX SPB	2911 Lake Vista Drive			USA	75067-3801
Diversified Region			939	Diversified Financing Region	535 Anton Blvd	Suite 300		USA	92626
	RV Funding Center		712	RV Funding Center	535 Anton Blvd	Suite 300		USA	92626
		Credit Center	270	RV Credit Center	535 Anton Blvd	Suite 300		USA	92626
		Credit Center	670	RV Bank Credit Center	535 Anton Blvd	Suite 300		USA	92626

LOS Company 101 US

City	County	State	Contact Name	Phone	Fax	Email	Mailing Address same as Physical	Mailing Branch Number	Name	Address Line 1
Detroit	Wayne	MI						101	ALLY LOS V5.0	200 Renaissance Dr
Cranberry Township	Butler	PA		877-436-9118				915	Northeast RBC	PO Box 535160
Cranberry Township	Butler	PA		877-436-9118	708-222-2222			708	Northeast Funding Center	PO Box 535160
Cranberry Township	Butler	PA						004	Pittsburgh SPB	PO Box 380914
Cranberry Township	Butler	PA						010	Cleveland SPB	PO Box 380914
Cranberry Township	Butler	PA						020	Philadelphia SPB	PO Box 380914
Cranberry Township	Butler	PA						103	Hartford SPB	PO Box 380914
Cranberry Township	Butler	PA						864	NE LOS RBC SPB	PO Box 380914
Lawrenceville	Gwinnett	GA		877-436-9116			X	902	Southeast RBC	1735 N Brown Road
Lawrenceville	Gwinnett	GA		877-436-9116	709-333-3333		X	709	Southeast Funding Center	1735 N Brown Road
Lawrenceville	Gwinnett	GA						023	Charlotte SPB	PO Box 380914
Lawrenceville	Gwinnett	GA						029	Jacksonville SPB	PO Box 380914
Lawrenceville	Gwinnett	GA						340	Atlanta SPB	PO Box 380914
Lawrenceville	Gwinnett	GA						599	San Juan, PR	PO Box 380914
Lawrenceville	Gwinnett	GA						865	LOS RBC SPB	PO Box 380914
Downers Grove	DuPage	IL		877-436-9115				906	Central RBC	PO Box 466
Downers Grove	DuPage	IL		877-436-9115	707-111-1111			707	Central Funding Center	PO Box 466
Downers Grove	DuPage	IL						007	Minneapolis SPB	PO Box 380914
Downers Grove	DuPage	IL						008	St Louis SPB	PO Box 380914
Downers Grove	DuPage	IL						045	Michiagn SPB	PO Box 380914
Downers Grove	DuPage	IL						154	Chicago SPB	PO Box 380914
Downers Grove	DuPage	IL						863	C LOS RBC SPB	PO Box 380914
Plano	Collin	TX		877-436-9114				911	West RBC	PO Box 650300
Plano	Collin	TX		877-436-9114	706-444-4444			706	West Funding Center	PO Box 650300
Lewisville	Denton	TX						005	Dallas SPB	PO Box 380914
Lewisville	Denton	TX						021	Denver SPB	PO Box 380914
Lewisville	Denton	TX						084	Houston SPB	PO Box 380914
Lewisville	Denton	TX						862	W LOS RBC SPB	PO Box 380914
Plano	Collin	TX		877-436-9114	706-444-4444			715	CSG Funding Center	PO Box 650300
Lewisville	Denton	TX						888	Single CSG SPB	PO Box 380914
Jacksonville	Duval	FL						899	Ally Non Prime SPB	PO Box 380914
Costa Mesa	Orange	CA		714-913-2656	714-913-2695			932	Pacific West Coast RBC	535 Anton Blvd
Costa Mesa	Orange	CA		877-436-9114	714-913-2695			774	Pacific West Coast Funding Center	535 Anton Blvd
Lewisville	Denton	TX						061	Phoenix SPB	PO Box 380914
Lewisville	Denton	TX						085	Sacramento SPB	PO Box 380914
Lewisville	Denton	TX						861	PW LOS RBC SPB	PO Box 380914
Midvale	Salt Lake	UT					X
Midvale	Salt Lake	UT						611	Ally Bank	PO Box 725
Midvale	Salt Lake	UT						628	Ally Bank - Northeast	PO Box 725
Midvale	Salt Lake	UT						673	Ally Bank - Southeast	PO Box 725
Jacksonville	Duval	FL		888-293-2611				940	Ally Non Prime Region	7159 Corklan Drive
Jacksonville	Duval	FL		888-293-2611	704-555-5555			704	Non Prime Funding Center	PO Box 57611
Lewisville	Denton	TX						956	DFG Region	PO Box 650300
Lewisville	Denton	TX						786	DFG Funding Center	PO Box 650300
Lewisville	Denton	TX						886	DFG SPB	po Box 380914
Lewisville	Denton	TX						811	HLB SPB	PO Box 380914
Lewisville	Denton	TX						922	CARMAX Region	PO Box 650300
Lewisville	Denton	TX						716	CARMAX Funding Center	PO Box 650300
Lewisville	Denton	TX						896	CARMAX SPB	PO Box 380914
Costa Mesa	Orange	CA		877-436-9118			X
Costa Mesa	Orange	CA	Cheryl Standon	800-814-8842	714-327-1103	cheryl.standon@ally.com	X
Costa Mesa	Orange	CA	Robert Kennedy	877-401-2559	714-327-1103	robert.kennedy@ally.com		270	RV Credit Center	PO Box 380914
Costa Mesa	Orange	CA	Robert Kennedy	877-401-2559	714-327-1103	robert.kennedy@ally.com		670	RV Bank Credit Center	PO Box 380914

LOS Company 101 US

Address Line 2	Address Line 3	Country	Zip Code	City	County	State	Contact Name	Phone	Fax	Email
M.C. 482-B15-A48		USA	08265	Detroit	Wayne	MI
		USA	15253	Pittsburgh	Allegheny	PA		877-436-9118
		USA	15253	Pittsburgh	Allegheny	PA		877-436-9118
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	724-742-4248
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	724-742-4248
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	724-742-4248
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	724-742-4248
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	724-742-4248
Suite 500		USA	30043	Lawrenceville	Gwinnett	GA		877-436-9116
Suite 500		USA	30043	Lawrenceville	Gwinnett	GA		877-436-9116
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	704-381-3369
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	770-381-3369
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	770-381-3369
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	561-206-5197
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	770-381-3369
		USA	60462	Orland Park	Cook	IL		877-436-9115
		USA	60462	Orland Park	Cook	IL		877-436-9115
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	708-873-4978
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	708-873-4978
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	800-524-3626
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	708-873-4989
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	800-524-3626
		USA	75265	Dallas	Dallas	TX		877-436-9114
		USA	75265	Dallas	Dallas	TX		877-436-9114
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
		USA	75265	Dallas	Dallas	TX		877-436-9114
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	800-428-4622
		USA	55438	Bloomington	Hennepin	MN		877-401-2559
Suite 300		USA	92626	Costa Mesa	Orange	CA		714-913-2656	714-913-2695
Suite 300		USA	92626	Costa Mesa	Orange	CA		714-913-2656	714-913-2695
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
		USA	84047	Midvale	Salt Lake	UT		877-401-2559
		USA	84047	Midvale	Salt Lake	UT		877-401-2559
		USA	84047	Midvale	Salt Lake	UT		877-401-2559
Suite 200		USA	32258	Jacksonville	Duval	FL		888-293-2611
		USA	32241-7611	Jacksonville	Duval	FL		888-293-2611
		USA	75265-0300	Dallas	Dallas	TX
		USA	75265-0300	Dallas	Dallas	TX
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
		USA	75265-0300	Dallas	Dallas	TX
		USA	75265-0300	Dallas	Dallas	TX
		USA	55438	Bloomington	Hennepin	MN		877-401-2559	972-537-3261
		USA	55438	Bloomington	Hennepin	MN	Robert Kennedy	877-401-2559	714-327-1103	robert.kennedy@ally.com
		USA	55438	Bloomington	Hennepin	MN	Robert Kennedy	877-401-2559	714-327-1103	robert.kennedy@ally.com